                                                                    Exhibit 99.5

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS, OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL TO THE HOLDERS OF THIS WARRANT (WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER.

No. W-2                                                    September 25, 1998

                    $10.50 WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               ODS NETWORKS, INC.


     This certifies that, for value received, SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation ("SAIC"), or registered assigns (the "HOLDER"), during the term of this Warrant as set forth in
SECTION 1, is entitled to purchase from ODS NETWORKS, INC., a Delaware corporation (the "COMPANY"), for value received, shares of the Common Stock of the Company, $0.01 par value (the "COMMON STOCK"), in the amount set forth in SECTION 2, upon surrender hereof, at the principal office of the Company referred to below, with a duly executed Notice of Exercise in the form attached, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price set forth in SECTION 3. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

     1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time or from time to time before 5:00 p.m., on September 25, 2000. After such date, this Warrant shall be void.

     2. NUMBER OF SHARES WHICH MAY BE PURCHASED. The total number of shares of Common Stock purchasable pursuant to this Warrant is SEVEN HUNDRED FIFTY THOUSAND (750,000).

     3. EXERCISE PRICE. The purchase price per share for the Common Stock purchased under this Warrant shall be TEN AND 50/100 DOLLARS ($10.50) the "EXERCISE PRICE").

     4.   EXERCISE OF WARRANT.

          (1) METHOD OF EXERCISE. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in SECTION 1 above, by the surrender of this Warrant and delivery of the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company, and upon payment equal to the product of the Exercise Price multiplied by the number of shares designated by the Holder in the Notice of Exercise in cash or by check payable to the Company.

          (2) OTHER MATTERS. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issued upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

     5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     6. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     7. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company.

     8.   TRANSFER OF WARRANT.

          (1) WARRANT REGISTER. The Company will maintain a register (the "WARRANT REGISTER") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (2) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). Subject to compliance with the foregoing and the Securities Act of 1933, as amended (the "ACT"), and applicable state securities laws, title to this Warrant may be transferred by endorsement (by the

     Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. The Holder or owner hereof by the taking hereof consents and agrees that any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his rights in this Warrant in favor of each such bona fide purchaser, and each bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby.

          (3) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this
     SECTION 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

          (4)  COMPLIANCE WITH SECURITIES LAWS.

               (1) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment, and not with a view toward distribution or resale in violation of applicable securities laws.

               (2) All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws and the Asset and Securities Purchase Agreement of even date herewith):

               THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL TO THE HOLDERS OF THIS WARRANT (WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER.

     9. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its corporate charter to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of this Warrant will be free from all taxes, liens and charges except for restrictions on transfer and any taxes, liens and charges imposed on the Holder unrelated to the Company's issuance of shares upon exercise of the Warrant.

     10. NOTICES. All such notices, advices and communications hereunder shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

     11. AMENDMENTS. Any term of this Warrant may be amended with the written consent of the Company and all of the Holders of this Warrant.

     12. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          (1) ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time and from time to time while this Warrant (or any Warrant issued in exchange or replacement hereof) is outstanding and unexpired, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (1) other or additional stock or other securities or property (other than cash) by way of dividend; or

               (2) other or additional stock or other securities or property by way of stock-split, spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock or Convertible Securities (as defined in SECTION 12(d)) or any rights or options to acquire any of the foregoing, adjustments in respect of which are provided for hereafter, then and in each such case the Holder, upon the exercise hereof, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the original issue date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the original issue date to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and properties receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by this SECTION 12.

          (2) ADJUSTMENTS FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other issuer of other securities) at any time and from time to time while this Warrant (or any Warrant issued in exchange or replacement hereof) is outstanding and unexpired, or if the Company (or such other issuer) shall transfer all or substantially all of its properties or assets to or consolidate with or merge into any other person (corporate or otherwise), then and in each such case the Holder, upon the exercise hereof, at any time after the consummation of such reorganization, conveyance, consolidation or merger, shall be entitled to receive, in lieu of the Common Stock (or other securities) issuable upon such exercise prior to such consummation, the stock and other securities or property (including cash) to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustments thereafter as provided in SECTION 12(a) and SECTION 12(c); in each such case, the terms of this Warrant shall be applicable to the shares of stock and other securities receivable upon the exercise of this Warrant after such consummation and shall be binding upon the issuer thereof.

          (3) ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN FAIR MARKET VALUE. In case at any time or from time to time while this Warrant (or any Warrant issued in exchange or replacement hereof) is outstanding and unexpired the Company shall issue or sell shares of its

     Common Stock (other than shares of Common Stock excepted from the provisions of this SECTION 12(c) by SECTION 12(h) without consideration or for a consideration per share less than the Fair Market Value (as defined in SECTION 12(d)) in effect immediately prior to such issue or sale, then and in each such case the Pro Forma Exercise Price (as defined in SECTION 12(d)) shall be adjusted to reflect such issue or sale; and the holder of this Warrant, upon the exercise hereof, shall be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this SECTION 12(c) be issuable upon such exercise by the fraction of which (i) the numerator is the Exercise Price and (ii) the denominator is the Pro Forma Exercise Price, both as in effect on the date of such exercise.

          (4)  DEFINITIONS, ETC.  For purposes of this SECTION 12:

               (1) The "PRO FORMA EXERCISE PRICE" per share of Common Stock, which shall be adjusted and readjusted from time to time as provided in this SECTION 12 (and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this SECTION 12), shall (upon any such adjustment or readjustment) be computed (to the nearest cent, a half cent being considered a full cent) by dividing

                    (x) the sum of (i) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Pro Forma Exercise Price in effect immediately prior to such issue or sale and
               (ii) the consideration, if any, received by the Company upon such issue or sale by

                    (y) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale,
          PROVIDED THAT (i) prior to the first issue or sale referred to in
          SECTION 12(c) the Pro Forma Exercise Price shall be the Exercise Price in effect on the date of this Warrant and (ii) at no time shall the Pro Forma Exercise Price exceed the Exercise Price then in effect.

               (2) The term "CONVERTIBLE SECURITIES" shall mean any stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

               (3) The consideration received by the Company for any issue or sale of Common Stock shall include any consideration received for shares of Common Stock referred to in SECTION 12(h), and shall,

                    (1) insofar as it consists of cash, be computed at the net amount thereof received by the Company after deduction of any expenses payable at the Company and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale;

                    (2) insofar as it consists of assets other than cash, be computed at the fair value thereof as determined in good faith by the Board of Directors of the Company, but in no event at more than the amount at which such tangible or intangible assets are recorded on the books of the Company for accounting purposes; and

                    (3) insofar as it is attributable to the issue or sale of stock or other securities or other assets of the Company other than Common Stock or Convertible

               Securities, be Company among such other stock, securities and assets and Common Stock and Convertible Securities.

              (4) The date of the issue or sale of Common Stock issuable upon the exercise of any rights or options or the conversion or exchange of any Convertible Securities shall be deemed to be the date of issue or sale of such rights or options or such Convertible Securities, or rights or options to subscribe for, purchase or otherwise acquire such Convertible Securities; PROVIDED that if a record of the holders of any class of securities shall be taken for the purpose of entitling such holders to receive any dividend or other distribution payable in, or any rights or options to subscribe for, purchase or otherwise acquire, Common Stock or Convertible Securities, the date of the issue or sale of any Common Stock issuable in payment of any such dividend or other distribution or upon the exercise of any such rights or options, or upon the conversion or exchange of any Convertible Securities so issuable, shall be deemed to be the date of such record.

               (5) The term "FAIR MARKET VALUE" shall mean the value of the Common Stock as determined by the Company's Board of Directors in good faith; PROVIDED, HOWEVER, that where there exists a public market for the Company's Common Stock, the Fair Market Value per share shall be equal to the average of the closing bid and asked prices of the Common Stock as quoted on the NASDAQ Small-Cap Market or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for the five (5) trading days prior to the date of determination of Fair Market Value.

          (5) ADJUSTMENTS FOR STOCK DIVIDENDS, ETC. In case the Company shall declare any dividend or make any other distribution on any stock of the Company of any class, payable in Common Stock or Convertible Securities, such declaration or other distribution shall be deemed to be an issue or sale, without consideration, of such Common Stock or Convertible Securities, as the case may be, and the Pro Forma Exercise Price shall thereupon be adjusted to reflect such issue or sale.

          (6) ADJUSTMENTS FOR ISSUES, ETC. OF OPTIONS OR CONVERTIBLE SECURITIES. In case the Company shall (a) grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, or (b) issue or sell any Convertible Securities, the price per share of Common Stock issuable upon the exercise of such rights or options or the conversion or exchange of such Convertible Securities shall be determined by dividing
     (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options or the conversion or exchange of such Convertible Securities, by (ii) the maximum number of shares of Common Stock issuable upon such exercise or conversion or exchange, all as the case may be. If the price per share so determined is less than the Fair Market Value immediately prior to the granting of such rights or options or the issue or sale of such Convertible Securities, such granting or issue or sale shall be deemed to be an issue or sale for cash of such maximum number of shares of Common Stock at such price per share, and the Pro Forma Exercise Price shall thereupon be adjusted to reflect (on the basis of such determination) such issue or sale, provided that

               (1) if such rights or options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the amount of additional consideration payable to the Company or decrease in the number of shares of Common

          Stock issuable upon such exercise or conversion or exchange (by change of rate or otherwise), the Pro Forma Exercise Price shall, upon each such increase or decrease becoming effective, be readjusted to reflect such increase or decrease insofar as it affects rights of acquisition, exchange or conversion which have not theretofore expired, and

               (2) upon the expiration of such rights or options or the rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Exercise Price shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been adjusted on the basis that (x) the only shares of Common Stock so issued were the shares of Common Stock issued or sold upon the exercise of such rights or options or the rights of conversion or exchange of such Convertible Securities and (y) such shares of Common Stock were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the granting of all of such rights or options, whether or not exercised, or for the issue or sale of all such Convertible Securities which shall have been converted or exchanged, all as the case may be; and provided further that no such readjustment shall have the effect of increasing the Pro Forma Exercise Price by an amount in excess of the amount of the adjustment thereof initially made in respect of the granting of such rights or options or the issue or sale of such Convertible Securities. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purposes of this SECTION 12(f), to have been issued or sold; and the total amount received or receivable by the Company as consideration for such issue or sale shall be computed (for the purposes of clause (i) of this SECTION 12(f), in determining the price per share of Common Stock issuable upon the conversion or exchange of such Convertible Securities) and the Pro Forma Exercise Price shall be adjusted and readjusted as provided above in this
     SECTION 12(f) in the case of rights or options for the acquisition of shares of Common Stock.

          (7) DILUTION IN CASE OF OTHER SECURITIES. In case any other securities shall be issued or sold, or shall become subject to issue upon the conversion or exchange or any stock (or other securities) of the Company (or any other issuer of other securities or any other person referred to in SECTION 12(b) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this SECTION 12 with respect to the Pro Forma Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of other securities from time to time receivable upon the exercise of the Warrant, so as to protect the Holder of the Warrant against the effect of such dilution.

          (8) EXCEPTED ISSUES. The following issues of Common Stock shall, for the purposes of SECTION 12(c), be deemed not to be issues or sales of Common Stock at less than the Fair Market Value, and no adjustment or readjustment pursuant to this SECTION 12 in the Pro Forma Exercise Price shall be made in respect thereof:

               (1) the issuance of Common Stock (or other securities) upon the exercise of this Warrant or the $8.00 Warrant issued to SAIC on the date hereof;

               (2) the issuance of Common Stock (or other securities) upon the exercise of warrants, options, or convertible securities outstanding on the date hereof; and

               (3) the issuance of Common Stock (and options therefor) pursuant to employee stock option plans approved by the Company's Board of Directors.

          (9) NO DILUTION OR IMPAIRMENT. The Company will not, by amendment to its certificate of incorporation or through any reorganization, sale of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company
     (a) will not increase the par value of any shares of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise; (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the full exercise of the Warrant as from time to time outstanding; and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

          (10) CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the exercise of the Warrant, the Company's Chief Financial Officer will promptly compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding and (c) the Pro Forma Exercise Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by SECTION 12) on account thereof. The Company will forthwith mail a copy of each such certificate to each Holder. Upon request, the Company will mail to the Holder a certificate of the Company's Chief Financial Officer containing a statement of the Pro Forma Exercise Price at the time in effect and showing how it was calculated.

          (11) NOTICES OF RECORD DATE, ETC.  In the event of:

               (1) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any conveyance of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation; or

               (3) any voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, conveyance, consolidation, merger, dissolution, liquidation, or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, conveyance, consolidation, merger, dissolution, liquidation, or winding up; and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 15 days prior to the date therein specified.

     2.   MISCELLANEOUS.

          (1) SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder and their respective permitted assigns. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

          (2) HEADINGS. The headings of the Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          (3) CHOICE OF LAW. This Warrant and the performance or breach thereof shall be governed by and interpreted as to substantive matters in accordance with the applicable laws of the State of Delaware (excluding its choice of law rules).

     IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed by its officers thereunto duly authorized.


Dated:  September 25, 1998              The Company:

                                        ODS NETWORKS, INC.


                                        By:   /s/ G. Ward Paxton
                                           -----------------------------------
                                        Title:  President
                                              --------------------------------

                              NOTICE OF EXERCISE

     (1) The undersigned hereby elects to purchase ___________ shares of Common Stock of ODS NETWORKS, INC., pursuant to the provisions of Section 4(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersign hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except in compliance with the Securities Act of 1933, as amended, or any applicable state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in the following name:
_______________________ .

     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in the following name:
____________________ .


SCIENCE APPLICATIONS INTERNATIONAL CORPORATION


By:
   -----------------------------
Title:
      --------------------------
Date:
     ---------------------------

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:


NAME OF ASSIGNEE              ADDRESS                  NO. OF SHARES
----------------              -------                  -------------




and does hereby irrevocably constitute and appoint ____________________ to make such transfer on the books of ODS Networks, Inc., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except in compliance with the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledge that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Printed Name of Holder:
                       ----------------------------
Signature:
          -----------------------------------------
Name of Authorized Representative,
 if a legal entity:
                   --------------------------------
Title of Representative:
                        ---------------------------
Date:
     ----------------------------------------------